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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




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
Date of Report (Date of earliest event reported)              April 24, 2000 (April 17, 2000)
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                                  DYNAMEX INC.
             (Exact name of registrant as specified in its charter)


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
            Delaware                        000-21057                          86-0712225
  (State or other jurisdiction       (Commission File Number)       (IRS Employer Identification No.)
       of incorporation)

           1431 Greenway Drive, Suite 345, Irving, TX                             75038
            (Address of principal executive offices)                           (Zip Code)

       Registrants' telephone number, including area code                    (972) 756-8180
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On April 17, 2000, the Registrant retained the accounting firm of BDO Seidman, LLP to audit and report on the Registrant's consolidated balance sheet as of July 31, 1999 and the restated consolidated balance sheet as of July 31, 1998 and the related consolidated statements of income, stockholders' equity and cash flows for the year ended July 31, 1999 and the restated consolidated statements of income, stockholders' equity and cash flows for the years ended July 31, 1998 and 1997. BDO Seidman, LLP will also audit the Registrant's consolidated financial statements for the fiscal year ending July 31, 2000. The Registrant's Board of Directors approved this action upon the recommendation of its Audit Committee.

         During the two year period ended July 31, 1999 and through the date of this filing, the Registrant did not consult with BDO Seidman, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant. In addition, the Registrant did not consult with BDO Seidman, LLP regarding any matter that was the subject of a disagreement or a reportable event within the meaning of Item 304 of the Securities and Exchange Commission's Regulation S-K.




Dated:            April 24, 2000           by     /s/ Richard K. McClelland
                                                  -------------------------
                                                  Richard K. McClelland
                                                  President and Chief Executive
                                                  Officer




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